SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: September 10, 1998


                     THE OHIO & SOUTHWESTERN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




    COLORADO                        33-28188                 84-1116458
--------------------------------------------------------------------------------
(State or other                     (Commission             (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

ADDRESS:

650 W. GEORGIA STREET, #450, VANCOUVER, B.C., CANADA                   V6B 4N8
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:(604) 684-8662




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Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

Item 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

                  None.

Item 5.  OTHER EVENTS


                  The  Company  has   completed  its   acquisition   of  CanArab
Technology, Inc., a Yukon corporation, in consideration of issuance of 5,950,000 shares of common stock.

                  The Company has, as part of its acquisition, obtained the design and business plan to build a shrimp and seafood processing plant in Rostock, Germany. The Company has estimated that the plant will cost approximately $40 million and will take two years to build. The Company does not now have financing in place for the project. The Company intends to seek economic development incentives from the German government, private loan financings, and private equity placements in the project, in order to finance the project.

                                SELECTED LOCATION

                  The planned facility --- the Rostock shrimp processing plant --- is located in the near-port industrial estate in Rostock, Germany.

                  The large city of Rostock with about 250,000 inhabitants is situated approximately 250 km. in the north of Berlin and is the center of shipbuilding, port and fish processing industries and forms an important traffic junction in the Baltic Sea area. The selected location "port area east" in Rostock seems to be very suitable corresponding to the following general description. This area is very well connected with the existing traffic system. The distance to the highway is 1 km and 10 minutes to the container port. The location provides for smooth logistics for raw products as well as for finished products. The suburban train system near the area will provide transportation for plant laborers.

                  The designed complex of buildings is divided into a storage area for reception and dispatch of goods, a process complex with a production hall, a preparation line, a store, and support facilities for technical functions as well as a staff and administration area.

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All building areas are interconnected by a common gallery with an upper floor for centralized distribution of services. Up to 300 employees will be utilized in the plant in two shifts.

                  The plant was designed for processing of all sizes of shrimp to guarantee high flexibility in purchase of raw material.

                             a) RAW MATERIALS INPUT

                  The design of the plant is based on the production capacity of 14,750 tons per year, with raw material (shrimp) delivery by refrigerator ship of 2,500 tons every 2 months. Storage capacity is calculated at 6,400 tons. The reserve of 1,400 tons of frozen material guarantees continuous production input.

                           b) PRODUCTION - PREPARATION

      The daily production will be 59 tons of shrimp.

         The shrimp plant will have processing lines for:

              1. cooking, reglazing, and repacking individual quick frozen (I.Q.F.) shrimps

              2. processing line for block frozen shrimps, including cooking and glazing

              3.       packing line

              4.       breading, frying and packing line

              5.       dough, baking and packing line

              6.       aspic line including packing

              7.       line for mayonnaise & marinade products

                  The Company does not know when or if it will negotiate funding for the project, nor does it know when construction will commence.

Item 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

                  None.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS & EXHIBITS

         a.       Financial Statements -   None

         b.       Exhibits - None




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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 10, 1998                 The Ohio & Southwestern Energy Company



                                         By:/s/Ralph Shearing
                                         --------------------------------------
                                                  President